 EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Post Effective Amendment No. 1 to Registration Statement of Standex International Corporation on Form S-8, Registration Number 333-91242 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 25th day of January, 2006.

/s/ Charles H. Cannon, Jr.

___________________________________

Charles H. Cannon, Jr.

 EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Post Effective Amendment No. 1 to Registration Statement of Standex International Corporation on Form S-8, Registration Number 333-91242 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 25th day of January, 2006.

/s/ Thomas E. Chorman

___________________________________

Thomas E. Chorman

 EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Post Effective Amendment No. 1 to Registration Statement of Standex International Corporation on Form S-8, Registration Number 333-91242 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 25th day of January, 2006.

/s/  William R. Fenoglio

___________________________________

William R. Fenoglio

 EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Post Effective Amendment No. 1 to Registration Statement of Standex International Corporation on Form S-8, Registration Number 333-91242 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 25th day of January, 2006.

/s/  Gerald H. Fickenscher

___________________________________

Gerald H. Fickenscher

  EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Post Effective Amendment No. 1 to Registration Statement of Standex International Corporation on Form S-8, Registration Number 333-91242 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 25th day of January, 2006.

/s/ Walter F. Greeley

___________________________________

Walter F. Greeley

 EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Post Effective Amendment No. 1 to Registration Statement of Standex International Corporation on Form S-8, Registration Number 333-91242 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 25th day of January, 2006.

/s/ Daniel B. Hogan

___________________________________

Daniel B. Hogan

 EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Post Effective Amendment No. 1 to Registration Statement of Standex International Corporation on Form S-8, Registration Number 333-91242 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 25th day of January, 2006.

/s/  Thomas L. King

___________________________________

Thomas L. King

 EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Post Effective Amendment No. 1 to Registration Statement of Standex International Corporation on Form S-8, Registration Number 333-91242 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 25th day of January, 2006.

/s/  H. Nicholas Muller, III

___________________________________

H. Nicholas Muller, III

 EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Post Effective Amendment No. 1 to Registration Statement of Standex International Corporation on Form S-8, Registration Number 333-91242 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 25th day of January, 2006.

/s/ Deborah A. Rosen

___________________________________

Deborah A. Rosen

 EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Post Effective Amendment No. 1 to Registration Statement of Standex International Corporation on Form S-8, Registration Number 333-91242 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 25th day of January, 2006.

/s/  Edward J. Trainor

___________________________________

Edward J. Trainor